WASHINGTONFIRST BANKSHARES, INC.
2010 EQUITY COMPENSATION PLAN
(as amended)

ARTICLE I
Establishment, Purpose, and Duration

1.1    Establishment of the Plan. WashingtonFirst Bankshares, Inc. (the “Company”), a corporation formed under the laws of the Commonwealth of Virginia to serve as the bank holding company for WashingtonFirst Bank, hereby establishes an equity compensation plan for the Company and its Subsidiaries to be known as the “WashingtonFirst Bankshares, Inc. 2010 Equity Compensation Plan”, as set forth in this document and as hereafter from time to time amended (the “Plan”). Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits the grant of Incentive Stock Options, Non‑Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Stock Awards to Employees and Non‑Employee Directors.

The Plan was adopted by the Board of Directors of the Company on February 22, 2010 (the “Effective Date”). Awards under the Plan may not be granted prior to the Effective Date of the Plan, provided that Incentive Stock Options may not be granted prior to the later of the Effective Date of the Plan or the date of shareholder approval of the amendment to the Plan permitting the grant of Incentive Stock Options as Awards.

1.2    Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Employees and Non‑Employee Directors that will promote the identification of their personal interest with the long‑term financial success of the Company and with growth in shareholder value. The Plan is designed to provide flexibility to the Company and its Subsidiaries in its ability to motivate, attract, and retain the services of Employees and Non‑Employee Directors upon whose judgment, interest, and effort the successful conduct of its operation is largely dependent.

1.3    Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Committee, as defined below, to terminate the Plan at any time pursuant to Article XIV herein, until [February 21, 2020], at which time it shall terminate except with respect to Awards made prior to, and outstanding on, that date which shall remain valid in accordance with their terms.

ARTICLE II
Definitions

2.1    Definitions. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

(a)“Agreement” means a written agreement implementing the grant of each Award signed by an authorized officer or director of the Company and by the Participant, as defined below.
(b)“Award” or “Grant” means, individually or collectively, a grant under the Plan of Incentive Stock Options, Non‑Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Stock Awards.
(c)“Award Date” means the date on which an Award or Grant is made by the Committee under the Plan.
(d)“Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d‑3 under the Exchange Act, as defined below.
(e)“Board” or “Board of Directors” means the Board of Directors of the Company, unless such term is used with respect to a Subsidiary, in which case it shall mean the Board of Directors of that Subsidiary.
(f)“Change of Control” shall mean the occurrence of:
(i)the acquisition by any Person (as defined below) or group of Persons being the Beneficial Owner (as defined above), directly or indirectly, of securities representing more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (“Voting Securities”); or
(ii)individuals who constitute the Board of Directors of the Company on the Effective Date (“Incumbent Board”) ceasing for any reason to constitute at least a majority of that Board, provided that any person becoming a director subsequent to the Effective Date whose election or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board shall be, for purposes of this definition, considered as though he or she were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Board; or
(iii)a reorganization, merger, or consolidation with respect to which those Persons who were Beneficial Owners of the Voting Securities of the Company immediately prior to such reorganization, merger, or consolidation do not, following such reorganization, merger, or consolidation, beneficially own, directly or indirectly, shares representing more than 50% of the combined voting power of the Voting Securities of the Company resulting from such reorganization, merger, or consolidation; or
(iv)the implementation of a plan of liquidation or dissolution of the Company or similar event; or
(v)a sale or other disposition of all or substantially all of the assets of the Company in one transaction or series of related transactions.
(g)“Code” means the Internal Revenue Code of 1986, as amended, as now in force or hereafter amended.
(h)“Committee” means either the Board or the committee of the Board, if any, appointed or otherwise serving, as provided below, to administer the Plan pursuant to Article III herein. At any time the Company is subject to the Exchange Act, the Committee shall consist of at least two persons and, if determined by the Board to be appropriate, each person shall be a “non‑employee director” as defined in Rule 16b‑3 under the Exchange Act, or any similar or successor rule, and/or an “outside director” within the meaning of Section 162(m)(4)(C)(i) of the Code; provided, however, that unless otherwise determined by the Board, if the Board has appointed a Personnel/Compensation Committee from among its members, the Committee shall consist of the Personnel/Compensation Committee of the Board of Directors of the Company so long as it consists of at least two persons, all of whom are “non‑employee directors” and/or “outside directors.”
(i)“Company” means WashingtonFirst Bankshares, Inc., or any successor thereto as provided in Article XVI herein.
(j)“Employee” means a current or prospective officer or other employee of the Company or any of its Subsidiaries.
(k)“Exchange Act” means the Securities Exchange Act of 1934, as amended, as now in force or hereafter amended.
(l)“Fair Market Value” of the Company's Stock, as defined below, means the closing market price (that is, the price at which last sold on the principal U.S. market or quotation system) of the Stock on the relevant date if it is a trading date or, if not, on the most recent date on which the Stock was traded prior to such date, as reported by the exchange for the principal U.S. market or principal quotation system on which the Stock is traded; or if, in the opinion of the Committee, this method is inapplicable or inappropriate for any reason, the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.
(m)“Incentive Stock Option” or “ISO” means an option to purchase Stock, granted under Article VI herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.
(n)“Non‑Employee Director” means an individual who is a member of the Board of the Company or a Subsidiary and who is not an employee of the Company or any Subsidiary.
(o)“Non‑Employee Director” means an individual who is a member of the Board of the Company or a Subsidiary and who is not an employee of the Company or any Subsidiary.
(p)“Option” means an Incentive Stock Option or a Non-Qualified Stock Option.
(q)“Participant” means an Employee or Non‑Employee Director who is granted or receives an Award under the Plan.
(r)“Performance Goal” means one or more performance measures or goals set by the Committee in its discretion for each grant of a performance-based compensation Award. The extent to which such performance measures or goals are met will determine the amount or value of the performance-based compensation Award that a Participant is entitled to exercise, receive or retain. Performance Goals may be particular to a Participant, may relate to the performance of the Subsidiary, division, strategic business unit or line of business which employs him, or may be based on the performance of the Company generally. Performance Goals may be based on Stock value or increases therein, earnings per share or earnings per share growth, net earnings, earnings or earnings growth (before or after one or more of taxes, interest, depreciation and/or amortization), operating profit, operating cash flow, operating or other expenses, operating efficiency, return on equity, assets, capital or investment, sales or revenues or growth thereof, deposit, loan and/or equity levels or growth thereof, working capital targets or cost control measures, regulatory compliance, gross, operating or other margins, efficiency ratio (as generally recognized and used for bank financial reporting and analysis), interest income, non‑interest income, credit quality, net charge-offs and/or non-performing assets (excluding such loans or classes of loans as may be designated for exclusion), productivity, customer satisfaction, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, quality measures, and any component or components of the foregoing (including, without limitation, determination thereof with or without the effect of discontinued operations and dispositions of business segments, non‑recurring items, material extraordinary items that are both unusual and infrequent, special charges, and/or accounting changes), or implementation, management or completion of critical projects or processes. Performance Goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance Goals may be absolute in their terms or measured against or in relationship to a market index, a group of other companies comparably, similarly or otherwise situated, or a combination thereof. Each of the Performance Goals shall be determined, where applicable and except as provided above, in accordance with generally accepted accounting principles.
The Committee, in its sole discretion, but subject to any limitations under Section 162(m) of the Code in the case of an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, may adjust any evaluation of performance under a Performance Goal to take into account any of the following events that occur during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) any extraordinary non-recurring items as described in Accounting Standards Codification 225-20 (formerly Accounting Principles Board Opinion No. 30), or in any replacement thereof, and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders, if any, for the applicable year.
In the case of an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, prior to the payment of any compensation with respect to the Award, the Committee shall certify the extent to which any Performance Goal and any other material terms under such Award have been satisfied (other than in cases where such Performance Goals relate solely to the increase in the value of Stock).
(s)“Period of Restriction” means the period during which Restricted Stock or Restricted Stock Units are restricted, pursuant to Article VIII or IX herein.
(t)“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as described in Section 13(d) thereof.
(u)“Plan” means the WashingtonFirst Bankshares, Inc. 2010 Equity Compensation Plan, as described herein and as hereafter from time to time amended.
(v)“Restricted Stock” means an Award of Stock granted to a Participant pursuant to Article VIII herein.
(w)“Restricted Stock Unit” means an Award, designated as a Restricted Stock Unit, which is a bookkeeping entry granted to a Participant pursuant to Article IX herein and valued by reference to the Fair Market Value of a Share, which is subject to restrictions and forfeiture until the designated conditions for the lapse of the restrictions are satisfied. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Committee.
(x)“Securities Act” shall mean the Securities Act of 1933, as amended, as now in force or hereafter amended.
(y)“Stock” or “Shares” means the common stock of the Company.
(z)“Stock Appreciation Right” or “SAR” means an Award, designated as a stock appreciation right, granted to a Participant pursuant to Article VII herein.
(aa)“Stock Award” means an award of Stock granted to a Participant pursuant to Article X herein.
(bb)    Subsidiary” means, in the case of Incentive Stock Options, any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code (including any entity which becomes a Subsidiary after the adoption of the Plan by the Board) and, in the case of Awards other than Incentive Stock Options, any subsidiary corporation, partnership, limited liability company, joint venture or other trade or business which is considered to be a single employer together with the Company under Section 414(b) or (c) of the Code (substituting “at least 50%” for “at least 80%” in determining ownership or control therein).

ARTICLE III
Administration

3.1    The Committee. The Plan shall be administered by the Committee, which shall have all powers necessary or desirable for such administration. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made, exercised, paid or distributed; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend, or waive rules or regulations for the Plan's administration; (v) to accelerate the exercisability of any Award or the termination of any Period of Restriction or other restrictions imposed under the Plan; (vi) to change any Performance Goal; and (vii) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan in its sole and absolute discretion. Any determination by the Committee shall be in the Committee's sole and absolute discretion, and its determination shall be final and binding on all parties.

The Chairman of the Committee, the Chief Executive Officer, or such other officers or directors of the Company as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

For purposes of determining the applicability of Section 422 of the Code (relating to Incentive Stock Options), or in the event that the terms of any Award provide that it may become vested or be earned or exercised only during employment or service or within a specified period of time after termination of employment or service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of employment or service or continuous employment or service.

Subject to limitations under applicable law, the Committee is authorized in its sole and absolute discretion to issue Awards and/or accept notices, elections, consents, and/or other forms or communications by Participants by electronic or similar means, including, without limitation, transmissions through e‑mail and other permissible methods, on such basis and for such purposes as it determines from time to time.

A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present (in person or as otherwise permitted by applicable law), or acts unanimously approved in writing by the Committee without a meeting, shall be deemed the action of the Committee.

3.2    Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Employees and/or Non‑Employee Directors as may be selected by it to be Participants. Each Award shall be evidenced by an Agreement.

3.3    Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be made in its sole and absolute discretion and shall be final, conclusive, and binding.

3.4    Requirements of Rule 16b-3 and Section 162(m) of the Code. Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b‑3 (or any successor or similar rule) under the Exchange Act or Section 162(m) of the Code.

Any provision of the Plan to the contrary notwithstanding, and except to the extent that the Committee determines otherwise, at any time the Company is subject to the Exchange Act: (i) transactions by and with respect to officers and directors of the Company who are subject to Section 16(b) of the Exchange Act shall comply with any applicable conditions of Rule 16b-3; (ii) transactions with respect to persons, if any, whose remuneration is subject to the provisions of Section 162(m) of the Code shall conform to the requirements of Section 162(m)(4)(C) of the Code; and (iii) every provision of the Plan shall be administered, interpreted, and construed to carry out the foregoing provisions of this sentence.

Notwithstanding any provision of the Plan to the contrary, the Plan is intended to give the Committee the authority to grant Awards that qualify as performance-based compensation under Section 162(m)(4)(C) of the Code as well as Awards that do not so qualify. Every provision of the Plan shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded; and any provision of the Plan that would prevent an Award that the Committee intends to qualify as performance-based compensation under Section 162

(m)(4)(C) of the Code from so qualifying shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded.

3.5    Indemnification of the Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries (but only for the portion of any period so treated as a Subsidiary).

3.6    Certain Determinations. In connection with the Committee's good faith determination of Fair Market Value as required herein, the Committee may, as guidance, take into consideration the book value of the Stock of the Company, the relationship between the traded price and book value of shares for financial institutions of similar size and similar operating results to the Company or WashingtonFirst Bank, any reasonably recent trades of the Stock of the Company brought to the attention of the Committee and such additional relevant information as the Committee in its judgment deems necessary. In its sole discretion, the Committee may, but is not obligated to, consult with and/or engage an investment banker or other appropriate advisor to advise the Committee in connection with its good faith determination of Fair Market Value herein.

ARTICLE IV
Stock Subject to the Plan

4.1    Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed the sum of (i) 985,696 reduced by that number of Shares represented by outstanding awards under the plans formerly known as the First Liberty Bancorp, Inc. 2004 Stock Option Plan, the WashingtonFirst Bank 2004 Stock Option Plan and the WashingtonFirst Bank 2005 Stock Awards Plan, as such plans have been adopted by the Company (collectively, the “Existing Plans”), on the Effective Date of this Plan and (ii) that number of Shares represented by awards under the Existing Plans which are outstanding on, and which expire or are otherwise terminated or forfeited without the issuance of Shares at any time after, the Effective Date. In the event the Company completes an initial public offering (an “IPO”) after the Effective Date, any Restricted Stock, Restricted Stock Units or Stock Awards granted after the date of completion of the IPO shall be subject to the following additional limitation: no more than one-half of the aggregate number of such Shares available for issuance on the date of completion of the IPO shall be granted after the date of completion of the IPO in connection with Restricted Stock, Restricted Stock Units and Stock Awards. Restricted Stock, Restricted Stock Units and Stock Awards outstanding on the date of completion of the IPO may remain outstanding and the Shares relating to such outstanding Awards may be issued in accordance with the terms of such Awards but no additional Restricted Stock, Restricted Stock Units or Stock Award may be granted to the extent the number of Shares to which such additional Award relates would cause more than one-half of the aggregate number of Shares available for issuance on the date of completion of the IPO to be associated with outstanding Restricted Stock, Restricted Stock Units and Stock Awards. No Award (including an Award that may only be settled in cash) may be granted at any time if the number of Shares to which such Award relates, when added to the number of Shares previously issued (and not subsequently forfeited) under the Plan and the number of Shares to which other then-outstanding Awards relate, exceeds the number of Shares deemed available under this Article IV.

4.2    Lapsed Awards or Forfeited Shares; Shares Used as Payment of Option Price or for Taxes. Shares related to any Award, or portion thereof, that is settled in cash in lieu of Stock shall be available again for grant under the Plan. Similarly, Shares related to any Award, or portion thereof, that terminates by expiration, forfeiture, cancellation or otherwise without the issuance of such Shares, or Shares related to a Restricted Stock Award that are forfeited, shall be available again for grant under the Plan. Any shares covered by a SAR shall be counted as used only to the extent shares are actually issued to the Participant when the SAR is exercised. Any Shares surrendered by a Participant as full or partial payment of the Option Price (as defined in Section 6.3 herein), and any Shares retained by the Company in satisfaction of payment of the Option Price or withholding taxes shall be available again for grant under the Plan.

4.3    Capital Adjustments. The number and class of Shares subject to each outstanding Award, the Option Price or Base Value (as defined in Section 7.5 herein), as the case may be, and any limits on and the aggregate number and class of Shares for which Awards thereafter may be made shall be proportionately, equitably and appropriately adjusted in such manner as the Committee shall determine in order to retain the economic value or opportunity to reflect any stock dividend, stock split, recapitalization, merger, consolidation, reorganization, reclassification, combination, exchange of shares or similar event in which the number or class of Shares is changed. Where an Award being adjusted is an Incentive Stock Option or is subject to or exempt from Section 409A of the Code, the adjustment shall also be effected so as to comply with Section 424(a) of the Code and so as not to constitute a modification within the meaning of Section 424(h) or 409A, as applicable, of the Code.

ARTICLE V
Eligibility

Persons eligible to participate in the Plan and receive Awards are all Employees and all Non‑Employee Directors who, in the opinion of the Committee, merit becoming Participants.

ARTICLE VI
Options

6.1    Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Non‑Employee Directors at any time and from time to time as shall be determined by the Committee. The Committee shall have sole and absolute discretion in determining the number of Shares subject to Options granted to each Participant, provided, however, that (i) in the event the Company completes an IPO, no Participant may be granted Options in any calendar year after the date of completion of the IPO for more than 30,000 Shares, (ii) the aggregate Fair Market Value (determined at the time the Award is granted) of Shares with respect to which any Participant may first exercise Incentive Stock Options granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422 of the Code and rules and regulations thereunder, (iii) no Incentive Stock Option may be granted on or following the tenth anniversary of the earlier of the Effective Date of the Plan or the date of shareholder approval of the amendment to the Plan permitting the grant of Incentive Stock Options as Awards, and (iv) no Incentive Stock Option may be granted to a Non‑Employee Director.
6.2    Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price, the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability or other termination of employment or service, and such other provisions as the Committee shall determine (subject to the limitations of Section 6.8 herein), which need not be the same for all Participants. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Non‑Qualified Stock Option not intended to be an Incentive Stock Option within the meaning of Section 422 of the Code; provided, however, that if an Option is intended to be an Incentive Stock Option but fails to be such for any reason, it shall continue in full force and effect as a Non‑Qualified Stock Option.

6.3    Option Price. The exercise price per Share of Stock covered by an Option (the “Option Price”) shall be determined by the Committee subject to the following limitations. The Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Award Date. In addition, in order for an Option to be an Incentive Stock Option where an Option is granted to an Employee who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the Option must have an Option Price which is at least equal to 110% of the Fair Market Value of the Stock on the Award Date.

6.4    Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable after the expiration of ten years from its Award Date (unless on that day the exchange or quotation system on which the Stock then trades or is included is closed, in which case those Options shall expire on the next day on which such exchange or quotation system is open). In addition, in order for an Option to be an Incentive Stock Option where an Option is granted to an Employee who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the Option must not be exercisable after the expiration of five years from its Award Date.

6.5    Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine (subject to the limitations of Section 6.8 herein), which need not be the same for all Participants.

6.6    Method of Exercise and Delivery of Shares After Exercise. Options shall be exercised by the delivery of a notice of exercise to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price shall be payable to the Company in full either in cash or certified check or wire transfer, by delivery of Shares of Stock valued at Fair Market Value at the time of exercise (determined in the Committee's sole and absolute discretion), by withholding and retention by the Company of sufficient Shares issuable in connection with the exercise to cover the Option Price (a “net share exercise”) (determined in the Committee's sole and absolute discretion), by delivery of a promissory note (satisfactory to the Committee in its sole and absolute discretion and subject to restrictions and prohibitions of applicable law) or by a combination of the foregoing.

To the extent permitted under the applicable laws and regulations, at the request of the Participant and with the consent of the Committee in the Committee's sole and absolute discretion, the Company may cooperate in a “cashless exercise” of an Option. The cashless exercise shall be effected by the Participant delivering to a securities broker instructions to exercise all or part of the Option, including instructions to sell a sufficient number of shares of Stock to cover the costs and expenses associated therewith.

As soon as practicable, after receipt of the notice of exercise and payment of the Option Price and completion of payment of (or an arrangement satisfactory to the Company for the Participant to pay) any tax withholding required in connection with a Non-Qualified Stock Option exercise, the Company shall cause the appropriate number of Shares to be issued in the Participant's name, which issuance shall be effected in book entry or electronic form or in certificated form as determined by the Committee.

As an alternative to the foregoing, if the Committee determines to issue Options that are subject to Section 409A of the Code and are intended to comply with the requirements of Section 409A of the Code, the Committee may provide in the Agreement for a deferred issuance and delivery of the Shares to be issued in connection with the Option exercise at a time or times permitted under Section 409A of the Code. In such event, dividends or other distributions with respect to Shares which would otherwise have been issued and received by the Participant after the exercise if Shares were issued then shall be paid to the Participant currently as and when payable to shareholders of the Company or, if provided in the applicable Agreement, deferred until the underlying deferred Shares are issued and delivered. Any dividends or other distributions which are deferred shall be credited with interest at a reasonable rate as determined by the Committee from time to time.

6.7    Restrictions on Stock Transferability. In addition to applicable restrictions under Article XI herein, the Committee may in its sole and absolute discretion impose restrictions on any Shares delivered to a Participant on exercise of an Option under the Plan, including, without limitation, restricting transferability and/or designating such Shares as Restricted Stock or Stock subject to further service, performance, consulting or noncompetition period after exercise or issuance. Each certificate representing such Shares shall bear a legend referencing the restrictions on such Stock, which legend may be the same as the legend placed on certificates pursuant to Section 11.4 herein.

6.8    Disqualifying Disposition of Stock Issued on Exercise of an Incentive Stock Option. If a Participant makes a “disposition” (within the meaning of Section 424(c) of the Code) of Shares issued upon exercise of an Incentive Stock Option within two years from the date of grant or within one year from the date the Shares of Stock are transferred to the Participant, the Participant shall, within ten days of disposition, notify the Committee of such disposition.

ARTICLE VII
Stock Appreciation Rights

7.1    Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Employees and Non-Employee Directors, at the discretion of the Committee, provided, however, that in the event the Company completes an IPO, no Participant may be granted more than 30,000 Stock Appreciation Rights in any calendar year after the date of completion of the IPO.

7.2    SAR Agreement. Each SAR grant shall be evidenced by an Agreement that shall specify the Base Value (as defined in Section 7.5), the duration of the SAR, the number of Shares to which the SAR pertains, any conditions imposed upon the exercisability of the SAR in the event of retirement, death, disability or other termination of employment or service, and such other provisions as the Committee shall determine consistent with the Plan. SARs granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants.

7.3    Exercise of SARs. SARs may be exercised with respect to all or part of the Shares upon whatever terms and conditions the Committee, in its sole discretion, imposes upon such SARs. A SAR shall be exercised by delivery to the Committee of a notice of exercise in the form prescribed by the Committee.

7.4    Other Conditions Applicable to SARs. In no event shall the term of any SAR granted under the Plan exceed ten years from the Award Date. A SAR may be exercised only when the Fair Market Value of a Share exceeds the Base Value.

7.5    Payment Upon Exercise of SARs. Subject to the provisions of the Agreement, upon the exercise of a SAR, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount (the “SAR Value”) equal to the product of (i) the number of Shares with respect to which the SAR is exercised times (ii) an amount equal to the excess of (A) the Fair Market Value per Share on the date of exercise of the SAR over (B) the Base Value of the SAR as designated in the Agreement (which Base Value shall be the Fair Market Value per Share on the Award Date or any amount greater than such Fair Market Value stated as the Base Value in the Agreement).

Payment of the SAR Value to the Participant shall be made (i) in Shares, valued at the Fair Market Value on the date of exercise in the case of an immediate payment after exercise or on the date of settlement in the case of a delayed payment after exercise, (ii) in cash or (iii) in a combination thereof as determined by the Committee, either at the time of the Award or, unless otherwise provided in the applicable Agreement, thereafter, and as provided in the Agreement. Any payment in Shares shall be effected in book entry or electronic form or in certificated form as determined by the Committee.

To the extent required to satisfy the conditions of Rule 16b‑3(e) under the Exchange Act, or any successor or similar rule, or as otherwise provided in the Agreement, the Committee shall have the sole discretion to consent to or disapprove the election of any Participant to receive cash in full or partial settlement of a SAR. In cases where an election of settlement in cash must be consented to by the Committee, the Committee may consent to, or disapprove, such election at any time after such election, or within such period for taking action as is specified in the election, and failure to give consent shall be disapproval. Consent may be given in whole or as to a portion of the SAR surrendered by the Participant. If the election to receive cash is disapproved in whole or in part, the SAR shall be deemed to have been exercised for Shares, or, if so specified in the notice of exercise and election, not to have been exercised to the extent the election to receive cash is disapproved.

As an alternative to the foregoing, if the Committee determines to issue SARs that are subject to Section 409A of the Code and are intended to comply with the requirements of Section 409A of the Code, the Committee may provide in the Agreement for a deferred issuance and delivery of the cash to be paid or Shares to be issued in connection with the SAR exercise at a time or times permitted under Section 409A of the Code. In such event, dividends or other distributions with respect to Shares which would otherwise have been issued and received by the Participant after the exercise if Shares were issued shall be paid to the Participant currently as and when payable to shareholders of the Company or, if provided in the applicable Agreement, deferred until the underlying deferred Shares are issued and delivered. Any cash payment, dividends or other distributions which are deferred shall be credited with interest at a reasonable rate as determined by the Committee from time to time.

7.6    Restrictions on Stock Transferability. In addition to applicable restrictions under Article XI herein, the Committee may in its sole and absolute discretion impose restrictions on any Shares delivered to a Participant on exercise of a SAR under the Plan, including, without limitation, restricting transferability and/or designating such Shares as Restricted Stock or Stock subject to further service, performance, consulting or noncompetition period after exercise or issuance. Each certificate representing such Shares shall bear a legend referencing the restrictions on such Stock, which legend may be the same as the legend placed on certificates pursuant to Section 11.4 herein.

ARTICLE VIII
Restricted Stock

8.1    Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to such Employees and Non‑Employee Directors and in such amounts as it shall determine, provided, however, that in the event the Company completes an IPO, no Participant may be granted more than 15,000 Shares of Restricted Stock in any calendar year after the date of completion of the IPO. Unless otherwise provided in the applicable Agreement, Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. As determined by the Committee, Shares of Restricted Stock may be issued in book entry or electronic form or in certificated form. Unless otherwise determined by the Committee, custody of Shares of Restricted Stock in certificated form shall be retained by the Company or held in escrow by an escrow agent selected, and subject to change from time to time, by the Committee until the termination of the Period of Restriction pertaining thereto.

8.2    Restricted Stock Agreement. Each Restricted Stock Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock granted, and the applicable restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions) and such other provisions as the Committee shall determine. If an Award of Restricted Stock is intended to be a performance-based compensation Award, the terms and conditions of such Award, including the Performance Goal(s) and Period of Restriction and, if different, performance period, shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement, and the requirements to satisfy or achieve the Performance Goal(s) as so provided therein shall be considered to be restrictions under the Plan.

8.3    Other Restrictions. The Committee may, in its sole and absolute discretion, impose or notify Participants of other restrictions, including any restrictions under applicable federal or state securities laws, and shall place a legend on the certificates representing Restricted Stock to give appropriate notice of such restrictions.

8.4    Certificate Legend. Each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear a legend referencing the restrictions on such Stock, which legend may be the same as the legend placed on certificates pursuant to Section 11.4 herein.

8.5    Removal of Restrictions. Except as otherwise provided in the Plan, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction and, where applicable, after a determination of the satisfaction or achievement of any applicable Performance Goal(s) by the Committee. Once the Shares are released from the restrictions, the legend required by Section 8.4 herein shall be removed and, unless and until the Participant requests in writing, or the Committee directs, issuance and delivery in certificated form, the Shares of Stock may remain in book entry or electronic form.

8.6    Voting Rights. Unless otherwise provided in the Agreement, during the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise any voting rights with respect to those Shares.

8.7    Dividends and Other Distributions. Unless otherwise provided in the Agreement (which may or may not provide for the current payment, or for the accumulation and payment of dividends and other distributions made in cash or property other than Shares until the Shares of Restricted Stock to which the dividends and other distributions relate vest), during the Period of Restriction, Participants entitled to or holding Shares of Restricted Stock granted hereunder shall be entitled to receive currently all dividends and other distributions made in cash or property other than Shares with respect to those Shares of Restricted Stock. If any dividends or distributions are paid in Shares, such Shares shall be subject to the same restrictions on transferability and the same rules for vesting, forfeiture, and custody as the Shares of Restricted Stock with respect to which they were distributed.

ARTICLE IX
Restricted Stock Units

9.1    Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units under the Plan (with one Restricted Stock Unit representing the right to one Share) to such Employees and Non‑Employee Directors and in such amounts as it shall determine, provided, however, that in the event the Company completes an IPO, no Participant may be granted more than 15,000 Restricted Stock Units in any calendar year after the completion of the IPO. Participants receiving Restricted Stock Unit Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services.

9.2    Restricted Stock Unit Agreement. Each Restricted Stock Unit Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Stock Units granted, and the applicable restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions) and such other provisions as the Committee shall determine. If a Restricted Stock Unit Award is intended to be a performance-based compensation Award, the terms and conditions of such Award, including the Performance Goal(s) and Period of Restriction and, if different, performance period, shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement, and the requirements to satisfy or achieve the Performance Goal(s) as so provided therein shall be considered to be restrictions under the Plan.

9.3    Dividends and Other Distributions. Unless otherwise provided in the Agreement (which may or may not provide for the current payment, or for the accumulation subject to the same restrictions, vesting, forfeiture and payment as the Restricted Stock Units to which they are attributable, of dividends and other distributions made in cash or property other than Shares), during the Period of Restriction, Participants holding Restricted Stock Units shall have no rights to dividends and other distributions made in cash or property other than Shares which would have been paid with respect to the Shares represented by those Restricted Stock Units if such Shares were outstanding. Participants holding Restricted Stock Units shall have no right to vote the Shares represented by such Restricted Stock Units until such Shares are actually issued. Unless otherwise provided in the Agreement, if any deemed dividends or other distributions would be paid in Shares, such Shares shall be considered to increase the Participant's Restricted Stock Units with respect to which they were declared based on one Share equaling one Restricted Stock Unit. In addition, unless otherwise provided in the Agreement, during the Period of Restriction, any such deemed dividends and other distributions for which rights are provided but which are not paid currently shall be deemed converted to additional Restricted Stock Units based on the Fair Market Value of a Share on the date of payment or distribution of the deemed dividend or distribution.

9.4    Payment after Lapse of Restrictions. Subject to the provisions of the Agreement, upon the lapse of restrictions with respect to a Restricted Stock Unit, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding amounts) (i) if paid in Shares, a number of Shares equal to the number of Shares with respect to which the restrictions lapse, or (ii) if paid in cash, an amount equal to the product of (A) the number of Shares with respect to which the restrictions lapse times (B) the Fair Market Value per Share on the date the restrictions lapse (such amount, the “RSU Value”).

The Agreement may provide for payment of the RSU Value at the time of vesting or, on an elective or non‑elective basis, for payment of the RSU Value at a later date, adjusted (if so provided in the Agreement) from the date of vesting based on an interest, dividend equivalent, earnings, or other basis (including deemed investment of the RSU Value in Shares) set out in the Agreement (the “adjusted RSU Value”). The Committee is expressly authorized to grant Restricted Stock Units which are deferred compensation covered by Section 409A of the Code, as well as Restricted Stock Units which are not deferred compensation covered by Section 409A of the Code.

Payment of the RSU Value or adjusted RSU Value to the Participant shall be made in cash or Shares as provided in the Agreement, and if paid in cash shall be valued at the Fair Market Value on the date or dates the restrictions on the Award lapse in the case of an immediate payment after vesting, or at the Fair Market Value on the date of settlement in the event of an elective or non‑elective delayed payment. Any payment in Shares shall be effected in book entry or electronic form or in certificated form as determined by the Committee.

9.5    Restrictions on Stock Transferability. In addition to applicable restrictions under Article XI herein, the Committee may in its sole and absolute discretion impose restrictions on any Shares delivered to a Participant in settlement of a Restricted Stock Unit, including, without limitation, restricting transferability and/or designating such Shares as Restricted Stock or Stock subject to further service, performance, consulting or noncompetition period after settlement. Each certificate representing such Shares shall bear a legend referencing the restrictions on such Stock, which legend may be the same as the legend placed on certificates pursuant to Section 11.4 herein.
ARTICLE X
Stock Awards

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant unrestricted Stock Awards under the Plan to one or more Employees and Non‑Employee Directors in such amount or amounts as it shall determine, provided, however, that in the event the Company completes an IPO, no Participant may be granted Stock Awards in any calendar year after the date of completion of the IPO for more than 15,000 Shares. Participants receiving Stock Awards are not required to pay the Company therefor (except for applicable tax withholding). Payment of a Stock Award shall be effected as soon as practicable after the Award Date in book entry or electronic form or in certificated form as determined by the Committee.

ARTICLE XI
Restrictions on Transferability of Stock

11.1    General Restrictions.
(a)Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company shall not be required to register in a Participant's name or deliver any Shares prior to the completion of any registration or qualification of such Shares under any federal, state or foreign law or any ruling or regulation of any government body which the Committee shall, in its sole and absolute discretion, determine to be necessary or advisable.
(b)The Company shall be under no obligation to qualify Shares subject to any Award or to cause a registration statement or a post‑effective amendment to any registration statement to be prepared for the purpose of covering the issuance of Shares subject to any Award or causing the issuance of such Shares to be exempt from registration and qualification under applicable federal and state securities laws now in force or as hereinafter amended, except as otherwise agreed to by the Company in writing in its sole discretion.

11.2    Purchase for Investment: Rights of Holder on Subsequent Registration.

(a)Unless and until the Shares to be issued upon grant or exercise of, or otherwise attributable to, an Award under the Plan have been effectively registered under the Securities Act, the Company shall be under no obligation to issue any Shares unless the person to whom such Shares are to be issued shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he is acquiring the Shares issued pursuant to, or otherwise attributable to, the Award for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any such Shares, and that he will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law, and that if Shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.
(b)In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act or other applicable statutes any Shares attributable to an Award under the Plan, or to qualify any such Shares for exemption from the Securities Act or other applicable statutes, then the Company may take such action and may require from each Participant such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus, offering circular or any other document that is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

11.3    Forfeiture Provisions. The Committee may impose such forfeiture provisions with respect to any Shares attributable to an Award under the Plan as it may deem advisable and as it may provide in the Agreement pertaining to the Award.

11.4    Certificate Legend. In addition to any legends placed on certificates pursuant to provisions of the Plan, each certificate representing Shares attributable to an Award under the Plan which are subject to forfeiture shall bear the following legend (subject to such modification as the Committee deems appropriate):
The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer and/or subject to forfeiture, as set forth in the WashingtonFirst Bankshares, Inc. 2010 Equity Compensation Plan, in the rules and administrative procedures adopted pursuant to such plan, and/or in an agreement dated ___________________. A copy of the plan, such rules and procedures, and such agreement may be obtained from the Secretary of WashingtonFirst Bankshares, Inc.
Once Shares are released from the referenced restrictions or forfeiture provisions, the Participant or other holder thereof shall be entitled to exchange his Stock certificate for a new certificate which does not bear the legend required by this section of the Plan or to have the legend required by this Section of the Plan removed from his Stock certificate.

ARTICLE XII
Change of Control

In the event of a Change of Control of the Company, as defined herein, the Committee, as constituted before such Change of Control, in its sole and absolute discretion (except that it may not take any action which would cause any Award not to comply with Section 409A of the Code) may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such Award by the Company, with or without a Participant's request or consent, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant's rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change of Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving entity in such Change of Control.

ARTICLE XIII
Modification, Extension and Renewals of Awards

Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards and may modify the terms of an outstanding Agreement, provided that, in the event the Company completes an IPO, the exercise price of any Award may not be lowered after the date of completion of the IPO other than pursuant to Section 4.3 herein. In addition, the Committee may accept the surrender of outstanding Awards granted under the Plan or outstanding awards granted under any of the Existing Plans or any other equity compensation plan of the Company and authorize the granting of new Awards pursuant to the Plan in substitution therefor, and the new Awards may be of a different type than the surrendered Awards or awards, may specify longer terms than the surrendered Awards or awards, may provide for a more rapid or slower exercisability or vesting than the surrendered Awards or awards, and may contain any other provisions that are authorized by the Plan, so long as in the event the Company completes an IPO, the new or substituted Awards authorized after the date of completion of the IPO do not specify a lower exercise price than the surrendered Awards or awards. Also, the Committee may accept the cancellation of outstanding Awards granted under the Plan for cash or such other consideration (other than a substitute Award) as it may deem appropriate. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.

ARTICLE XIV
Amendment, Modification and Termination of the Plan

14.1    Amendment, Modification and Termination. At any time and from time to time, the Committee may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or quotation system on which the Stock is then listed or quoted, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

14.2    Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Section 4.3 or 17.10 herein shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

ARTICLE XV
Withholding

15.1    Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation, if any) required by law to be withheld with respect to any grant, exercise, issuance, settlement or payment made under or as a result of the Plan.

15.2    Stock Withholding. With respect to withholding required upon the exercise of Non‑Qualified Stock Options, upon the lapse of restrictions on Restricted Stock or upon the occurrence of any other taxable event with respect to any Award, Participants may elect, subject to the approval of the Committee, or the Committee may require Participants to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld. Participants may also elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by surrendering previously owned Shares having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld or surrendered shall be based on the Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections by Participants shall be irrevocable and be made in writing and in such manner as determined by the Committee in advance of the day that the transaction becomes taxable.

ARTICLE XVI
Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE XVII
General

17.1    Requirements of Law. The granting of Awards and the issuance of Shares of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or self-regulatory organizations (i.e., exchanges or quotation systems) as may be required.

17.2    Effect of Plan. The establishment of the Plan shall not confer upon any Employee or Non-Employee Director any legal or equitable right against the Company, a Subsidiary or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment or service of any Employee or Non-Employee Director, nor is it a contract between the Company or any of its Subsidiaries and any Employee or Non-Employee Director. Participation in the Plan shall not give any Employee or Non-Employee Director any right to be retained in the employment or service of the Company or any of its Subsidiaries. Except as may be otherwise expressly provided in the Plan or in an Agreement, no Employee or Non-Employee Director who receives an Award shall have rights as a shareholder of the Company prior to the date Shares are issued to the Participant pursuant to the Plan.

17.3    Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

17.4    Governing Law. The Plan, and all Agreements hereunder, shall be deemed to be governed, construed and administered in accordance with the laws of the Commonwealth of Virginia applicable to contracts made and to be performed solely in the Commonwealth of Virginia. Any dispute under the Plan, or under any Agreement hereunder, shall be adjudicated solely and exclusively in the courts of the Commonwealth of Virginia located in the County of Fairfax, Virginia, and the Federal Court for the District in which such state court is located, and no other Court shall have jurisdiction of this Plan, any Agreement issued under the Plan, any Award issued under the Plan, or any dispute hereunder. It is the intention of the Company that Incentive Stock Options granted under the Plan qualify as such under Section 422 of the Code.

17.5    Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

17.6    Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

17.7    Transferability. Unless the Agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly states that it is transferable as provided in this section, no Award granted under the Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner, other than by will or the laws of descent and distribution, prior to the vesting or lapse of any and all restrictions applicable to any Shares issued under an Award. The Committee may in its sole discretion grant an Award (other than an Incentive Stock Option) or amend an outstanding Award (other than an Incentive Stock Option) to provide that the Award is transferable or assignable to a member or members of the Participant's “immediate family,” as such term is defined under Exchange Act Rule 16a-l(e), or to a trust for the benefit solely of a member or members of the Participant's immediate family, or to a partnership or other entity whose only owners are members of the Participant's immediate family, provided that following any such transfer or assignment the Award will remain subject to substantially the same terms applicable to the Award while held by the Participant, as modified as the Committee in its sole discretion shall determine appropriate, and the Participant shall execute an agreement agreeing to be bound by such terms.

17.8    Termination of Employment or Service. Unless otherwise provided in the Agreement pertaining to an Award, in the event that a Participant terminates his employment or service with the Company and its Subsidiaries for any reason, then the unvested portion of such Award shall automatically be forfeited to the Company. Unless otherwise provided in the Agreement pertaining to an Award or as may be required by applicable law, in determining cessation of employment or service, transfers between the Company and/or any Subsidiary shall be disregarded, and, except for Incentive Stock Options, changes in status between that of an Employee and a Non‑Employee Director shall be disregarded. The Committee may provide in an Agreement made under the Plan for vesting of Awards in connection with the termination of a Participant's employment or service on such basis as it deems appropriate, including, without limitation, any provisions for vesting at death, disability, retirement, or in connection with a Change of Control with or without the further consent of the Committee. The Agreements evidencing Awards may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

17.9    Banking Regulatory Provision. All Awards under the Plan are subject to a direction by the Company's primary federal banking regulator which requires Participants to exercise or forfeit the stock rights contained in their Awards if the Company's capital falls below the minimum requirements, as determined by the Company's state or primary federal banking regulator. In addition, all Awards shall be subject to any other conditions, limitations and prohibitions under any other financial institution regulatory policy or rule to which the Company is subject.

17.10    Nonqualified Deferred Compensation Plan Omnibus Provision. Unless otherwise provided in the applicable Agreement, it is intended that any compensation, benefits or other remuneration, which is provided pursuant to or in connection with the Plan, which is considered to be nonqualified deferred compensation subject to Section 409A of the Code, shall be provided and paid in a manner, and at such time and in such form, as complies with the applicable requirements of Section 409A of the Code to avoid the unfavorable tax consequences provided therein for non-compliance. The Committee is authorized to amend any Agreement and to amend or declare void any election by a Participant as may be determined by it to be necessary or appropriate to evidence or further evidence required compliance with Section 409A of the Code. Neither the Company nor the Committee, however, shall have any responsibility or liability if any Award is subject to adverse taxation under Section 409A of the Code.

17.11    Participation in Capital Purchase Program. The Company has participated in the Troubled Asset Relief Program (“TARP”) Capital Purchase Program (the “CPP”) created by the Treasury Department pursuant to authority granted under the Emergency Economic Stabilization Act of 2008, as amended from time to time (the “EESA”). As a result of its participation in the CPP, the Company is required to comply with the requirements of Section 111(b) of the EESA, in accordance with the guidance and regulations issued by the Treasury Department with respect to the CPP, as such guidance and regulations may be amended from time to time (the “CPP Requirements”). This Plan is intended to permit the Committee, in its sole discretion, to grant Awards of Restricted Stock or Restricted Stock Units that are intended to qualify as TARP-compliant long-term restricted stock or restricted stock units under the CPP Requirements as well as to grant Awards that are not intended to qualify as TARP-compliant long-term restricted stock or restricted stock units, including without limitation the payment of a Participant's salary in Stock Awards or the grant of Restricted Stock or Restricted Stock Units which, although not TARP-compliant long-term restricted stock or restricted stock units, nonetheless comply with the non-accrual and other limitations of the CPP Requirements. Notwithstanding any other provision of the Plan to the contrary, the Plan shall be administered, interpreted and construed and, if and where applicable, benefits provided hereunder shall be limited, deferred, prohibited and/or subject to repayment to the Company in accordance with the CPP Requirements and Section 111(b) of the EESA, as amended from time to time, to the extent legally applicable.

ARTICLE XVIII
Substitution of Awards under Other Plans or Agreements
The Committee is hereby authorized to grant Awards on such basis as it deems appropriate, and to effect the issuance of Stock under this Plan in substitution for equity compensation awarded and outstanding under any equity compensation plan of, or agreement entered into with, a business entity which is acquired by the Company or otherwise becomes a Subsidiary on such terms and conditions as it deems appropriate. The Committee is expressly authorized to provide that the exercise price of an assumed option may be higher or lower than the Fair Market Value of the Stock to which a substitute option relates in order to approximate the inherent economic value of the assumed option or stock appreciation right, provided that any substitution will be done in accordance with Section 424 of the Code and Section 409A of the Code, to the extent applicable.
As adopted by the Board of Directors February 22, 2010; as amended by the Board of Directors August 9, 2012 and approved by the shareholders December 17, 2012; and as further amended by the Board of Directors February 25, 2013 and approved by the shareholders April 30, 2013.